Security Agreement

This Security Agreement (the "Agreement") is made as of June 15, 2022 by PIEZO TECHNOLOGY, INC., a Florida corporation (the "Debtor"), in favor of FIFTH THIRD BANK, NATIONAL ASSOCIATION (the "Secured Party"). Debtor and Secured Party hereby agree as follows:

RECITALS

WHEREAS, Debtor (together with M‑TRON INDUSTRIES, INC., a Delaware corporation, collectively, the “Borrower”) is indebted to Secured Party pursuant to the Credit Agreement executed in connection herewith by and between Borrower and Secured Party (as amended, restated, modified, supplemented or otherwise replaced from time to time, the “Credit Agreement”) and the other Loan Documents.

WHEREAS, Secured Party requires that Debtor execute and deliver this Agreement in order to induce Secured Party to enter into the Credit Agreement and other Loan Documents.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1.OBLIGATIONS. This assignment of collateral and grant of security interest shall secure all of the “Obligations” as defined in the Credit Agreement.  As used in this Agreement and the other Loan Documents, attorneys’ fees shall include paralegals’ fees, and shall include, without limitation, any and all such attorneys’ and paralegals’ fees and expenses incurred in connection with litigation, mediation, arbitration, other alternative dispute processes, administrative proceedings and bankruptcy proceedings, and any and all appeals from any of the foregoing.

2.COLLATERAL. Debtor hereby grants to Secured Party a security interest in all right, title and interest of Debtor in the following property and interests in property, in each case whether now existing or hereafter arising or acquired by Debtor, regardless of where it is located (collectively, the "Collateral"):

(a) All Accounts, all Inventory, all Equipment, all General Intangibles and all Investment Property.

(b)  All instruments, chattel paper, electronic chattel paper, documents, securities, moneys, cash, letters of credit, letter of credit rights, promissory notes, warrants, dividends, distributions, contracts, agreements, contract rights or other property, owned by Debtor or in which Debtor has an interest, including but not limited to, those which now or hereafter are in the possession or control of Secured Party or in transit by mail or carrier to or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same, and the proceeds thereof, all rights to payment from, and all claims against Secured Party, and any deposit accounts of Debtor with Secured Party, including all demand, time, savings, passbook or other accounts and all deposits therein.

(c) All now owned and hereafter acquired inventory, equipment, fixtures, goods, accounts, chattel paper, documents, instruments, general intangibles, supporting obligations, software,

DEBTOR:  PIEZO TECHNOLOGY, INC.

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commercial tort claims, minerals, standing timber and growing crops and all rents, issues, profits, products and proceeds thereof, wherever any of the foregoing is located.

(d) All proceeds and products of any of the foregoing and all additions and accessions thereto, replacements thereof, supporting obligations therefor, software related thereto, guaranties thereof, insurance or condemnation proceeds thereof, documents related thereto, all sales of accounts constituting a right to payment therefrom, all tort or other claims against third parties arising out of damage thereto or destruction thereof, all property received wholly or partly in trade or exchange therefor, all fixtures attached or appurtenant thereto, all leases thereof, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition thereof, or any other interest therein.

3.DEFINITIONS. Capitalized terms used, but not defined, herein shall have the meanings given to them in the Credit Agreement or, if not defined in the Credit Agreement, the other Loan Documents, as applicable.  Uncapitalized terms shall have the meanings attributed thereto in the applicable version of the Uniform Commercial Code adopted under the laws of the State of Florida or, where appropriate, the jurisdiction in which the Collateral is located, as such definitions may be enlarged or expanded from time to time by legislative amendment thereto or judicial decision (the "Uniform Commercial Code"). As used herein, the following capitalized terms shall have the following meanings:

(a)"Accounts" means all accounts, accounts receivable, health-care insurance receivables, credit card receivables, contract rights, instruments, documents, chattel paper, tax refunds from federal, state or local governments and all obligations in any form including without limitation those arising out of the sale or lease of goods or the rendition of services by Debtor; all guaranties, letters of credit and other security and support obligations for any of the above; all merchandise returned to or reclaimed by Debtor; all books and records (including computer programs, tapes and data processing software) evidencing an interest in or relating to the above; all winnings in a lottery or other game of chance operated by a governmental unit or person licensed to operate such game by a governmental unit and all rights to payment therefrom; and all "Accounts" as same is now or hereinafter defined in the Uniform Commercial Code.

(b)"Equipment" means all goods (excluding Inventory or consumer goods), machinery, machine tools, equipment, fixtures, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts and jigs (including, without limitation, each of the items of equipment set forth on any schedule which is either now or in the future attached to Secured Party's copy of this Agreement), and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, all supplies used or useful in connection therewith, and all "Equipment" as same is now or hereinafter defined in the Uniform Commercial Code.

(c)"General Intangibles" means all general intangibles, chooses in action, causes of action, obligations or indebtedness owed to Debtor from any source whatsoever, payment intangibles, software and all other intangible personal property of every kind and nature (other than Accounts) including without limitation patents, trademarks, trade names, service marks, copyrights and applications for any of the above, and goodwill, trade secrets, licenses, franchises, rights under agreements, tax refund claims, and all books and records including all computer programs, disks, tapes, printouts, customer lists, credit files and other business and financial records, the equipment containing any such information, and all "General Intangibles" as same is now or hereinafter defined in the Uniform Commercial Code.

(d)"Inventory" means goods, supplies, wares, merchandises and other tangible personal property, including raw materials, work in process, supplies and components, and finished

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goods, whether held for sale or lease, or furnished or to be furnished under any contract for service, or used or consumed in business, and also including products of and accessions to inventory, packing and shipping materials, all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and all "Inventory" as same is now or hereinafter defined in the Uniform Commercial Code.

(e)"Investment Property" means a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account and all "Investment Property" as same is now or hereafter defined in the Uniform Commercial Code.

4.WARRANTIES AS TO DEBTOR. Debtor hereby represents and warrants to Secured Party as follows:

(a) Debtor is a corporation and is duly organized, validly existing and in good standing under the laws of the State of Florida.

(b) Debtor further warrants that Debtor’s exact legal name is set forth in the initial paragraph of this Agreement.

5.WARRANTIES AS TO THE COLLATERAL. Debtor hereby represents and warrants to Secured Party that:

(a) Except for Permitted Liens, Debtor is, and as to any property which at any time forms a part of the Collateral, shall be, the sole owner of, with good and marketable title in, each and every item of the Collateral, or otherwise shall have the full right and power to grant a security interest in the Collateral, free from any Lien whatsoever (other than Permitted Liens);

(b) Each item of Collateral is, and shall be, valid, and all information furnished to Secured Party with regard thereto is, and shall be, accurate and correct in all respects when furnished;

(c) The provisions of this Agreement are sufficient to create in favor of Secured Party a valid and continuing Lien on, and security interest in, the types of Collateral in which a security interest may be perfected by the filing of UCC Financing Statements, and when such UCC Financing Statements are filed in the appropriate filing offices, and the requisite filing fees are paid, such filings shall be sufficient to perfect such security interests;

(d) If any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law, that said real estate is not encumbered in any way, or if said real estate is encumbered, Debtor will secure from the lien holder or the party in whose favor it is or will become so encumbered a written acknowledgment and subordination to the security interest hereby granted in such form as is acceptable to Secured Party; and

(e) The financial statements of Debtor for the most recent ended fiscal period heretofore submitted to the Secured Party are true and correct and there are no material adverse changes in the conditions, financial or otherwise, of Debtor since the date of said financial statements.

6.DEBTOR’S RESPONSIBILITIES.  Debtor covenants with, and warrants to, Secured Party that Debtor shall:

(a)Upon Secured Party’s request, furnish to Secured Party in writing a current list of all Collateral for the purpose of identifying the Collateral and, further, execute and deliver such supplemental instruments, documents, agreements and chattel paper, in the form of assignments or

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otherwise, as Secured Party shall require for the purpose of confirming and perfecting, and continuing the perfection of, Secured Party's security interest in any or all of such Collateral, or as is necessary to provide Secured Party with control over the Collateral or any portion thereof;

(b) At Debtor’s expense and upon request of Secured Party, furnish copies of invoices issued by Debtor in connection with the Collateral, furnish certificates of insurance evidencing insurance on the Collateral, furnish proof of payment of taxes and assessments on the Collateral, and make available to Secured Party any and all of Debtor's books, records, written memoranda, correspondence, purchase orders, invoices and other instruments or writings that in any way evidence or relate to the Collateral;

(c) Keep the Collateral insured at all times against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as is satisfactory to Secured Party. In all cases losses shall be payable to Secured Party and any surplusage shall be paid to Debtor. All policies of insurance shall provide for at least thirty (30) days prior written notice of cancellation to Secured Party. Should Debtor at any time fail to purchase or maintain insurance, pay taxes, or pay for any expense, incident or such insurance, Secured Party may pay such taxes or order and pay for such necessary items of preservation, maintenance or protection, and Debtor agrees to reimburse Secured Party for all expenses incurred under this paragraph;

(d) Pay all taxes or assessments imposed on or with respect to the Collateral;

(e) Keep all of the Collateral in good condition and repair, protecting it from weather and other contingencies which might adversely affect it as secured hereunder;

(f) Notify Secured Party promptly in writing of any information which Debtor has or may receive which might in any way adversely affect the value of the Collateral or the rights of Secured Party with respect thereto;

(g) Notify Secured Party promptly in writing of any change in the Debtor's exact legal name or any change in the location of the Collateral or of any place of business or mailing addresses or the establishment of any new place of business or mailing address;

(h) Pay all costs of filing any financing, continuation or termination statements with respect to the security interest created hereby;

(i) Upon the occurrence of an Event of Default, pay all expenses and reasonable attorneys' fees of Secured Party; and Debtor agrees that said expenses and fees shall be secured under this Agreement;

(j) Maintain possession of all Collateral at the location(s) disclosed to Secured Party and not remove the Collateral from that location; and

(k) Take any other and further action necessary or desirable as requested by Secured Party to grant Secured Party control over the Collateral, as "control" is defined in the applicable version of the Uniform Commercial Code, including without limitation (i) executing and/or authenticating any assignments or third party agreements; (ii) delivering, or causing the delivery of, any of the Collateral to the possession of Secured Party; or (iii) obtaining written acknowledgements of the lien of Secured Party and agreements of subordination to such lien from third parties in possession of the Collateral in a form

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acceptable to Secured Party. Debtor consents to and hereby authorizes any third party in an authenticated record or agreement between Debtor, Secured Party, and the third party, including but not limited to depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof, and to enter into agreements with Secured Party regarding same, without further consent of Debtor.

7.ACCOUNTS RECEIVABLE. Debtor hereby agrees that Secured Party shall have the absolute right to take any one or all of the following actions from time to time until all of the Obligations are paid in full and the Credit Agreement is terminated:

(a) After the occurrence and during the continuance of any Event of Default, Secured Party may serve written notice on Debtor instructing Debtor to deliver to Secured Party all subsequent payments on accounts receivable which Debtor shall do until notified otherwise;

(b) After the occurrence and during the continuance of any Event of Default, Secured Party may notify the account debtor(s) of its security interest and instruct such account debtor(s) to make further payments on such accounts to Secured Party instead of to Debtor;

(c) After the occurrence and during the continuance of any Event of Default, Secured Party may serve written notice upon Debtor that all subsequent billings or statements of account rendered to any account debtor shall bear a notation directing the account debtor(s) to make payment directly to Secured Party. Any payment received by Secured Party pursuant to this paragraph shall be retained in a separate non-interest bearing account as security for the payment and performance of all Obligations of Debtor; and

(d)Whether or not an Event of Default has occurred or is continuing, Secured Party may also, at any time and from time to time in good faith, verify, in its own name or in the name of others, the existence, amount and terms of any sums owed by such account debtors, customers or other obligors to Debtor and the nature of any such account debtor’s, customer’s or other obligor’s relationship with Debtor.

8.POWER OF ATTORNEY. Debtor hereby makes, constitutes and appoints Secured Party its true and lawful attorney in fact to act, with full power of substitution (which shall be deemed a power coupled with an interest), with respect to the Collateral in any transaction, legal proceeding, or other matter in which Secured Party is acting pursuant to this Agreement, including but not limited to executing, authenticating and/or filing on its behalf: (i) UCC Financing Statements and amendments thereto reflecting the lien of Secured Party upon the Collateral and any other documents necessary or desirable to perfect or otherwise continue the security interest granted herein; and (ii) any third party agreements or assignments to grant Secured Party control over the Collateral, including but not limited to third party agreements between Debtor, Secured Party, and depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, which third party agreements direct the third party to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof.

9.EVENTS OF DEFAULT. The occurrence of any “Event of Default” as defined in the Credit Agreement shall constitute an Event of Default for all purposes of this Agreement.

10.REMEDIES. Upon the occurrence and during the continuance of an Event of Default, at Secured Party's option, Secured Party may elect to exercise any one or more of the following remedies, all

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without presentment, demand, protest or notice of any kind, as the same are hereby expressly waived by Debtor, unless otherwise required by applicable law:

(a)declare all Obligations to be immediately due and payable, whereupon such Obligations shall immediately become due and payable, and terminate the Credit Agreement and all obligations of Secured Party under the Credit Agreement; provided that the Obligations shall be accelerated automatically and immediately if an Event of Default occurs under Section 9.1(g) of the Credit Agreement;

(b)resort to the rights and remedies of a secured party under the Uniform Commercial Code, including, but not limited to, the right of a secured party to (i) enter any premises of Debtor, with or without legal process and take possession of the Collateral and remove it and any records pertaining thereto and/or remain on such premises and use it for the purpose of collecting, preparing and disposing of the Collateral; (ii) ship, reclaim, recover, store, finish, maintain and repair the Collateral; and (iii) sell the Collateral at public or private sale. Debtor will be credited with the net proceeds of any such sale only when they are actually received by Secured Party, and any requirement of reasonable notice of any disposition of the Collateral will be satisfied without notice to Debtor if the Collateral is of a type customarily sold on a recognized market or otherwise if such notice is sent to Debtor 10 days prior to such disposition. Debtor will, upon request, assemble the Collateral and any records pertaining thereto and make them available at a place designated by Secured Party. Secured Party may use, in connection with any assembly or disposition of the Collateral, any trademark, tradename, tradestyle, copyright, patent right, trade secret or technical process used or utilized by Debtor; and

(c)exercise any and all rights and remedies provided by applicable law and the Loan Documents.

Furthermore, upon the occurrence and during the continuance of an Event of Default, Debtor authorizes Secured Party at any time, without notice to Debtor, to transfer or cause to be transferred into Secured Party's name, or the name of its nominee or nominees, any or all of the Collateral. Secured Party is hereby given full power at any time, without notice to Debtor, to collect, sell, assign, transfer and deliver all of the Collateral or any part thereof, or any substitutes therefore, or any additions thereto, through any stock exchange or broker's board or broker, or at private or public sale, without either demand on or notice to the Debtor, or any advertisement, the same being hereby expressly waived, at which sale Secured Party is authorized to purchase the Collateral, or any part thereof, free from any right of redemption on the part of Debtor which is hereby expressly waived and released. In case of sale for any cause, after deducting all costs and expenses of every kind, Secured Party may apply the residue of the proceeds of such sale as it shall deem proper toward the payment of any one or more or all of the Obligations to Secured Party, whether due or not due, returning the remainder, if any, to Debtor, so long as the Collateral is not pledged to secure the indebtedness of Debtor or any other party. Secured Party is hereby irrevocably appointed and constituted attorney in fact for Debtor, with full power of substitution, to collect all dividends, interest, rents, royalties, and to exercise all voting rights connected with or arising out of the Collateral.

No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy available under this Agreement, the other Loan Documents or as may be now or hereafter existing at law, in equity or by statute, and each may be exercised together, separately and in any order.  Debtor hereby expressly waives any requirement of marshaling of assets that may be secured by any of the Loan Documents. No failure on the part of Secured Party to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Event of Default and no waiver of any Event of Default shall be deemed to be a waiver of any subsequent Event of Default.

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11.ADDITIONAL PROVISIONS.

(a) No delay on Secured Party's part in exercising any power of sale, lien, option or other right with respect to the Collateral, and no notice or demand which may be given to or made upon Debtor by Secured Party with respect to any power of sale, lien, option or other right with respect to the Collateral, shall constitute a waiver thereof, or limit or impair Secured Party's right to take any action or to exercise any power of sale, lien option, or any other right with respect to the Collateral without notice or demand, or prejudice Secured Party's rights as against Debtor in any respect.

(b)No action taken by Secured Party with respect to the Collateral shall in any way impair or limit Secured Party's right to exercise any or all rights or remedies Secured Party may otherwise have against Debtor or any other Loan Party with respect to any Obligations. This Agreement shall not, in any manner, be construed as a compromise of any Obligations. The pledge of, and security interest in, the Collateral by the Debtor to Secured Party are absolute, unconditional and continuing and will remain in full force and effect until the Obligations have been fully paid and satisfied.

(c)Debtor acknowledges and agrees that, in addition to the security interests granted herein, Secured Party has a banker's lien and common law right of set-off in and to Debtor's deposits, accounts and credits held by Secured Party and Secured Party may apply or set-off such deposits or other sums against the Obligations upon the occurrence of an Event of Default as set forth in this Agreement.

(d)Debtor hereby authorizes Secured Party to file a copy of this Agreement as a Financing Statement with appropriate county and state government authorities necessary to perfect Secured Party's security interest in the Collateral as set forth herein. Debtor hereby further authorizes Secured Party to file UCC Financing Statements on behalf of Debtor and Secured Party with respect to the Collateral.

12.MISCELLANEOUS PROVISIONS.

(a)This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Agreement, together with the other Loan Documents (as applicable), is the complete agreement of the parties hereto and supersedes all previous understandings and agreements relating to the subject matter hereof. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against whom enforcement of the termination, amendment, supplement, waiver or modification is sought. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid, the remainder of this Agreement and the application thereof to other persons or circumstances shall not be affected thereby.

(b)This Agreement shall inure to the benefit of Secured Party’s successors and assigns and shall be binding upon the heirs, executors, administrators and successors of Debtor. This Agreement is not assignable by Debtor. This Agreement is assignable by Secured Party, and any assignment hereof or any transfer or assignment of the Loan Documents or portions thereof by Secured Party shall operate to vest in any such assignee all rights and powers herein conferred upon and granted to Secured Party.

(c)If from any cause or circumstances whatsoever, fulfillment of any provisions of this Agreement at the time performance of such provision shall be due involves transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to

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obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity. The provisions of this paragraph shall control every other provision of this Agreement.

(d)Secured Party shall not be under any obligation to marshal any assets in payment of any or all of the Obligations.  To the extent that any Loan Party makes any payment or Secured Party enforces its Liens or Secured Party exercises its right of set-off, and such payment or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefore, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

(e) THIS AGREEMENT, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF ORANGE, STATE OF FLORIDA, AND IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.  DEBTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON DEBTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO DEBTOR AT THE ADDRESS SET FORTH IN THE APPLICABLE LOAN DOCUMENTS AND SERVICE SO MADE SHALL BE COMPLETE 10 DAYS AFTER THE SAME HAS BEEN POSTED.

(f)TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR AND SECURED PARTY HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  DEBTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  DEBTOR AND SECURED PARTY WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

[Signature pages follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

DEBTOR:
PIEZO TECHNOLOGY, INC., a Florida corporation By:/s/ William Drafts William Drafts, President and CEO By:/s/ Linda Biles Linda Biles, Vice President (CORPORATE SEAL)

SECURED PARTY:

FIFTH THIRD BANK, NATIONAL ASSOCIATION By:/s/ Frank Cover Frank Cover Jr., Senior Vice President

DEBTOR:  PIEZO TECHNOLOGY, INC.

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